UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2009 (January 16, 2009)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On July 23, 2008, Connecticut Water Service, Inc. (“CWS”) announced that its principal operating subsidiary, The Connecticut Water Company (“CWC”) entered into a definitive agreement to acquire the Ellington Acres Company (“EAC”), a regulated water utility company that provides water service to approximately 750 customers in the towns of Ellington and Somers, Connecticut.

On January 16, 2009, CWC completed the acquisition by acquiring all of the stock of EAC for cash consideration of $1,495,000.

On January 21, 2009, CWC issued a news release regarding the acquisition of EAC. A copy of the news release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

The following are filed herewith as exhibits

(c)           Exhibits

99.1	News release of CWC and EAC, dated January 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: January 21, 2008	By: /s/ David C. Benoit David C. Benoit Vice President – Finance and Chief Financial Officer